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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report:    January 26, 2000
                      ------------------------

       United Community Financial Corp.
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       (Exact name of registrant as specified in its charter)

       Ohio                             0-24399           34-1856319
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       (State or other jurisdiction     (Commission       (IRS Employer of
             incorporation         )     File Number)     Identification Number)


       275 Federal Plaza West
       Youngstown, Ohio                                          44503-1203
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       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (330) 742-0500
                                                          -----------------

                                 Not Applicable
       --------------------------------------------------------------------
       (Former name or former address, if changes since last report.)


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                        UNITED COMMUNITY FINANCIAL CORP.
                             275 Federal Plaza West
                           Youngstown, Ohio 44503-1203

                              FOR IMMEDIATE RELEASE

                                                                Douglas M. McKay
                                                                       President
                                                        (330) 742-0500, Ext. 801

                   UNITED COMMUNITY FINANCIAL CORP. ANNOUNCES
                        EARNINGS FOR FOURTH QUARTER 1999

Youngstown, Ohio - January 26, 2000 - United Community Financial Corp. (Nasdaq: UCFC), holding company for The Home Savings and Loan Company of Youngstown, Ohio, and Butler Wick Corp., announced net income for the three months ended December 31, 1999 of $1.9 million, or $0.05 per diluted share. Net income for the comparable period in 1998 was $5.0 million or $0.15 per diluted share. All prior period financial information has been restated for the Butler Wick acquisition in August 1999, which was accounted for as a pooling of interests. United Community's annualized return on average assets and return on average equity were 0.58% and 2.96% respectively, for the three months ended December 31, 1999. The annualized return on average assets and return on average equity were 1.54% and 4.19% respectively, for the three months ended December 31, 1998.

The primary reason for the decrease in net income of $3.1 million for the three months ended December 31, 1999 compared to the same period in 1998 was due to a decrease of $2.6 million in net interest income and an increase in noninterest expense of $2.2 million which was partially offset by a $610,000 increase in noninterest income. The decrease in net interest income was primarily due to an increase in interest expense on other borrowed funds, in conjunction with the special $6.00 per share distribution declared on September 30, 1999. An increase in salaries and employee benefits of $1.6 million is the primary reason for the increase in noninterest expense. This increase was due to the recognition of $419,000 in expense related to the United Community Recognition and Retention Plan (RRP), an increase in ESOP expense of $561,000 and $813,000 in expense related to the Butler Wick Retention Plan. The primary reason for the increase in noninterest income is a $533,000 increase in gains recognized on securities.

Net income for the twelve months ended December 31, 1999 was $10.4 million, or $0.30 per diluted share, compared to $10.1 million for the twelve months ended December 31, 1998. Net interest income increased $4.5 million, or 8.8%, resulting from an increase in interest-earning assets combined

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with a reduction in the interest rates of interest-bearing liabilities.
Noninterest expense increased $4.1 million for the year ended December 31, 1999 compared to 1998. The increase in noninterest expense was primarily due to a $14.3 million increase in salaries and employee benefits. This increase was primarily due to a $6.4 million one-time compensation expense due to the effect of the $6.00 per share special capital distribution on the RRP and a $3.3 million compensation expense for the first year of the RRP. The increase in noninterest expense was partially offset by a decrease in charitable contributions of $11.8 million due to United Community making a one-time donation to the Home Savings and Loan Charitable Foundation in 1998. Through this foundation, United Community will continue to have an impact in the community in areas of education, civic pride, youth enrichment, cultural activities and health care.

Total shareholders' equity decreased $217.9 million, or 45.9%, to $256.9 million at December 31, 1999 from $474.8 million at December 31, 1998. The primary reason for the decrease was the $226.5 million special capital distribution. Book value per share was $7.46 as of December 31, 1999. Total assets increased $29.9 million, or 2.3%, from December 31, 1998 to December 31, 1999, primarily as a result of a $65.6 million, or 10.0%, increase in net loans and a $20.4 million, or 5.1%, increase in securities. The increase in loans and securities and the funds needed for the $6.00 per share special capital distribution were funded by an increase in other borrowed funds of $186.9 million, a $56.5 million increase in deposits and a reduction of $61.0 million in cash equivalents.

Douglas M. McKay, President of United Community, stated, "United Community was able to take several steps throughout the year to provide a future benefit to United Community's shareholders. Among the steps taken, a special capital distribution of $6.00 per share was paid on October 26, 1999. The Board of Directors, after careful analysis of United Community's capital position combined with anticipated future needs, determined that this distribution of capital will help United Community manage excess capital and enhance the value of our shareholders' investment in United Community. During 1999, United Community implemented a RRP plan to retain the expertise of individuals in key positions by providing them with an ownership interest in United Community. The future impact to earnings caused by the RRP plan will be greatly reduced in comparison to this initial year of implementation. We also consummated the acquisition of Butler Wick Corp. The acquisition compliments our growth plan which contains some stringent selection criteria. As we continue to look for opportunities to enhance shareholder value, we intend to pursue affiliations with companies that are well established, successful, well managed, and have a commitment to providing exceptional value to customers."

Home Savings and Butler Wick are wholly owned subsidiaries of United Community. Home Savings has 14 offices located throughout Mahoning, Columbiana and Trumbull Counties in Northeastern Ohio


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and Butler Wick has 9 offices located throughout Northeastern Ohio and
Western Pennsylvania. Additional information on United Community, Home Savings and Butler Wick may be found on United Community's web site: www.ucfcorp.com.


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                        UNITED COMMUNITY FINANCIAL CORP.


                                                                                  As of              As of
                                                                            December 31, 1999    December 31,1998
                                                                            -----------------    ----------------
                                                                              (In thousands, except per share data)
SELECTED FINANCIAL CONDITION DATA:

ASSETS

     Cash and cash equivalents                                                    $   111,445    $   172,409
     Mortgage-backed securities                                                       251,638        281,889
     Investment securities                                                            170,652        119,997
     Federal Home Loan Bank stock                                                      12,825         11,958
     Net loans receivable:

         Loans held for investment                                                    725,632        659,903
         Loans held for sale                                                            3,860          3,993
         Allowance for loan losses                                                     (6,405)        (6,398)
     Real estate owned                                                                    158             78
     Other assets                                                                      57,768         53,860
                                                                                  -----------    -----------
             Total assets                                                         $ 1,327,573    $ 1,297,689
                                                                                  ===========    ===========

LIABILITIES

     Deposits                                                                     $   834,087    $   777,583
     Other borrowed funds                                                             213,578         26,727
     Other liabilities                                                                 23,040         18,558
                                                                                  -----------    -----------
             Total liabilities                                                    $ 1,070,705    $   822,868

SHAREHOLDERS' EQUITY
         Preferred stock-no par value; 1,000,000 shares authorized and unissued
             at December 31, 1999                                                          --             --
         Common stock-no par value; 499,000,000 shares authorized; 37,758,166
             shares issued and 34,420,931 outstanding at December 31, 1999        $   136,509    $   345,872
         Retained earnings                                                            153,553        154,078
         Other comprehensive income (loss)                                             (3,003)           733
         Unearned compensation                                                        (30,191)       (25,862)
                                                                                  -----------    -----------
             Total shareholders' equity                                           $   256,868    $   474,821

                                                                                  -----------    -----------
             Total liabilities and shareholders' equity                           $ 1,327,573    $ 1,297,689
                                                                                  ===========    ===========

     Book value per share                                                         $      7.46    $     14.03
     Dividends paid per share per quarter                                         $     0.075    $     0.075




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

                                                   Three Months Ended          Three Months Ended           Three Months Ended
                                                      December 31,                September 30,                December 31,
                                                          1999                        1999                         1998
                                                  ---------------------       ----------------------       ----------------------
                                                                        (In thousands, except per share data)
SELECTED EARNINGS DATA (UNAUDITED):

     Interest income                                          $ 22,836                     $ 22,699                     $ 22,546
     Interest expense                                           10,968                        7,850                        8,048
                                                  ---------------------       ----------------------       ----------------------
     Net interest income                                        11,868                       14,849                       14,498

     Provision for loan losses                                       -                            -                          150
     Noninterest income:
         Commissions                                             4,294                        3,563                        4,224
         Service fees and other charges                          1,249                        1,085                        1,195
         Underwriting and investment banking                        93                           40                           92
         Net gains (losses)

             Securities                                            526                           21                           (7)
             Other                                                   7                           (2)                         (10)
         Other income                                              180                          155                          245
                                                  ---------------------       ----------------------       ----------------------
             Total noninterest income                            6,349                        4,862                        5,739

     Noninterest expense
         Salaries and employee benefits                          9,545                       18,110                        7,916
         Occupancy                                                 558                          500                          495
         Equipment and data processing                           1,356                        1,234                        1,259
         Acquisition expense                                        48                          431                            -
         Other noninterest expense                               2,826                        2,295                        2,507
                                                  ---------------------       ----------------------       ----------------------
             Total noninterest expense                          14,333                       22,570                       12,177

     Income (loss) before taxes                                  3,884                       (2,859)                       7,910
     Income taxes                                                1,974                         (916)                       2,942
                                                  ---------------------       ----------------------       ----------------------
     Net income (loss)                                         $ 1,910                     $ (1,943)                     $ 4,968
                                                  =====================       ======================       ======================

     Basic earnings (loss) per share                            $ 0.06                      $ (0.06)                      $ 0.15
     Diluted earnings (loss) per share                          $ 0.05                      $ (0.06)                      $ 0.15




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

                                                                Twelve Months Ended          Twelve Months Ended
                                                                    December 31,                December 31,
                                                                        1999                        1998
                                                               -----------------------      ----------------------
                                                                       (In thousands, except per share data)
SELECTED EARNINGS DATA:

     Interest income                                                         $ 89,971                    $ 87,755
     Interest expense                                                          34,284                      36,570
                                                               -----------------------      ----------------------
     Net interest income                                                       55,687                      51,185

     Provision for loan losses                                                    100                         650
     Noninterest income:
         Commissions                                                           16,186                      15,842
         Service fees and other charges                                         4,644                       4,232
         Underwriting and investment banking                                      636                         743
         Net gains (losses)
            Securities                                                            559                         272
            Other                                                                  (4)                        (68)
         Other income                                                             700                       1,116
                                                               -----------------------      ----------------------
            Total noninterest income                                           22,721                      22,137

     Noninterest expense
         Salaries and employee benefits                                        43,348                      29,039
         Occupancy                                                              2,031                       1,953
         Equipment and data processing                                          5,148                       4,946
         Acquisition expense                                                      478                           -
         Other noninterest expense                                             10,032                      20,993
                                                               -----------------------      ----------------------
            Total noninterest expense                                          61,037                      56,931

     Income before taxes                                                       17,271                      15,741
     Income taxes                                                               6,876                       5,612
                                                               -----------------------      ----------------------
     Net income                                                              $ 10,395                    $ 10,129
                                                               =======================      ======================

     Basic earnings per share                                                  $ 0.31                         N/A
     Diluted earnings per share                                                $ 0.30                         N/A



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

                                                                         Three Months Ended  Three Months Ended  Three Months Ended
                                                                            December 31,        September 30,         June 30,
                                                                                1999                1999                1999
                                                                         ------------------  ------------------  ------------------
                                                                                             (Dollars in thousands)
AVERAGE DAILY BALANCE OF SELECTED FINANCIAL CONDITION DATA (UNAUDITED):

     Net loans held for investment (including allowance for loan losses        $ 712,985          $ 694,989               $ 672,986
         of $6,405, $6,422 and $6,446, respectively)
     Net loans held for sale                                                       3,526              3,473                   4,051
     Mortgage-backed securities                                                  259,128            274,326                 272,823
     Investment securities                                                       191,246            208,554                 162,006
     Margin accounts                                                              31,771             33,063                  30,456
     Other interest-earning assets                                                78,452             63,075                 128,737
     Total interest-earning assets                                             1,277,108          1,277,480               1,271,059
     Total assets                                                              1,324,143          1,315,286               1,306,084
     Certificates of deposit                                                     440,658            418,177                 423,562
     Checking, demand and savings accounts                                       362,148            356,063                 350,471
     Other interest bearing liabilities                                          160,962             28,694                  24,462
     Total interest-bearing deposits                                             963,768            802,934                 798,495
     Total noninterest-bearing liabilities                                       101,980             33,883                  28,956
     Total liabilities                                                         1,065,748            836,817                 827,451
     Shareholders' equity                                                        258,395            478,469                 478,633
     Common shares outstanding                                                34,901,091         34,454,284              33,898,237


SUPPLEMENTAL LOAN DATA:

     Loans originated                                                           $ 54,871           $ 69,720                $ 63,743
     Loans purchased                                                                   -                  -                       -
     Loan chargeoffs                                                                  29                 29                      45
     Recoveries on loans                                                              13                  5                       4




                                                                      As of                   As of                  As of
                                                                December 31, 1999      September 30, 1999        June 30, 1999
                                                             ----------------------  ----------------------  ----------------------
                                                                                     (Dollars in thousands)
SUPPLEMENTAL DATA:

     Nonaccrual loans                                                    $ 3,568                 $ 3,687                 $ 3,805
     Restructured loans                                                      317                   1,651                   1,712
     Other real estate owned                                                 158                     222                     152
     Total nonperforming assets                                            4,043                   5,560                   5,669
     Loans serviced for others                                             5,292                   5,408                   5,535
     Number of full time equivalent employees                                583                     585                     575
     Mortgage-backed securities available for sale                       113,559                 120,202                 126,501
     Mortgage-backed securities held to maturity                         138,079                 145,128                 155,112
     Investment securities trading                                         7,657                   6,746                       -
     Investment securities available for sale                            161,904                 197,104                 205,469
     Investment securities held to maturity                                1,091                       -                       -
     Federal home loan bank stock                                         12,825                  12,603                  12,376
     Fair value of held to maturity securities                           137,091                 144,265                 155,838


REGULATORY CAPITAL DATA:

     Regulatory tangible capital                                       $ 320,119               $ 315,424               $ 307,885
     Tangible capital ratio                                                26.75                   27.71                   27.00
     Regulatory core capital                                             320,119                 315,424                 307,885
     Core capital ratio                                                    26.75                   27.71                   27.00
     Regulatory total capital                                            326,376                 321,693                 314,235
     Total risk adjusted assets                                          647,426                 633,729                 623,181
     Total risk adjusted ratio                                             50.41                   49.77                   50.42

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